SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              GENETIC VECTORS, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

                 FLORIDA                                 65-0324710
                 -------                                 ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                        5201 N.W. 77TH AVENUE, SUITE 100
                              MIAMI, FLORIDA 33166
                    (Address of Principal Executive Offices)

                                   Copies to:

                             Clayton E. Parker, Esq.
                               Troy J. Rillo, Esq.
                           Kirkpatrick & Lockhart LLP
                      201 S. Biscayne Boulevard, Suite 2000
                              Miami, Florida 33131
                                 (305) 539-3300



If  this   form   relates   to  the          If  this   form   relates   to  the
registration    of   a   class   of          registration    of   a   class   of
securities   pursuant   to  Section          securities   pursuant   to  Section
12(b)  of the  Exchange  Act and is          12(g)  of the  Exchange  Act and is
effective   pursuant   to   General          effective   pursuant   to   General
Instruction A.(c), please check the          Instruction A.(d), please check the
following box. [ ]                           following box. [X]


Securities  Act  registration  statement file number to which this form relates:
333-44420


Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                 Name of Each Exchange on Which
           TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED
           -------------------                 ------------------------------

           None                                None


Securities to be registered pursuant to Section 12(g) of the Act:

           Common Stock, par value $0.001

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

                  This information is incorporated by reference to the Registrant's Registration Statement on Form SB 2 (File No. 333-44420), filed with the Securities and Exchange Commission on August 24, 2000, as amended (the "REGISTRATION STATEMENT"), in the section entitled "Description of Capital Stock."

ITEM 2.  EXHIBITS.

       The following exhibits are filed as part of this Form 8-A.

 EXHIBIT
   NO.         DESCRIPTION                         LOCATION

   3.1         Articles of Incorporation           Incorporated by reference to
               of the Company, as amended          Exhibit No. 3.1 to
                                                   Registrant's Registration
                                                   Statement (the "Registration
                                                   Statement") on Form SB-2
                                                   (Registration Number
                                                   333-5530-A)


   3.2         By-laws of the Company              Incorporated by reference to
                                                   Exhibit No. 3.2 to the
                                                   Registration Statement


   3.3         Amendment to By-Laws of             Incorporated by reference to
               the Company                         Exhibit No. 3.3 to the Annual
                                                   Report on Form 10-KSB for the
                                                   year ended December 31, 1999


   4.1         Form of Common Stock                Incorporated by reference to
               certificate                         Exhibit No. 4.1 to the
                                                   Registration Statement

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    GENETIC VECTORS, INC.



December 6, 2000           By:      /s/ Mead M. Mccabe, Jr.
                                    --------------------------------------------
                                    Mead M. McCabe, Jr., Chief Executive Officer